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                                                                      Exhibit 23



                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-15207) of CCC Information Services Group Inc. of our report dated January 22, 1997 appearing on page 22 of this Form 10-K



PRICE WATERHOUSE LLP

April 3, 1997
Chicago, Illinois